Managements Assertion Concerning Compliance

with Minimum Master Servicing Standards

February 28, 2014

As of and for the year ended December 31, 2013, Berkadia Commercial Mortgage LLC has complied, in all material respects, with the minimum master servicing standards set forth in the Company’s Master Servicing Policy (attached in Exhibit I) which were derived from the Mortgage Banker’s Association of America’s Uniform Single Attestation Program for Mortgage Bankers.

As of December 31, 2013, the Company is covered by insurance policies providing for $100 million of fidelity bond insurance and $100 million of errors and omission insurance.

Mark E. McCool
Executive Vice President
Head of Servicing
Berkadia Commercial Mortgage LLC

Exhibit I

Berkadia Commercial Mortgage LLC

Master Servicing Policy

I.	CUSTODIAL BANK ACCOUNTS

1.	Reconciliations shall be prepared on a monthly basis for all custodial bank accounts and related bank clearing accounts. These reconciliations shall:

•	Be mathematically accurate;

•	Be prepared within thirty (30) calendar days after the cutoff date;

•	Be reviewed and approved by someone other than the person who prepared the reconciliation; and

•	Document explanations for reconciling items. These reconciling items shall be resolved within ninety (90) calendar days of identification.

2.	Funds of the servicing entity shall be advanced as specified in the servicing agreement in cases where there is an overdraft in an investor’s or a mortgagor’s account.

3.	All cash for each custodial account shall be maintained at a federally insured depository institution in trust for the applicable investor or in an investment account in accordance with the applicable servicing agreement requirements.

4.	Escrow funds held in trust for a mortgagor shall be returned to the mortgagor within thirty (30) calendar days of payoff of the mortgage loan.

II.	MORTGAGE PAYMENTS

1.	Mortgage payments which are properly identified with the Company’s account number and which agree to the total amount of the scheduled payment due shall be deposited into the clearing bank accounts and related custodial bank accounts within two business days of receipt. Any mortgage payments which do not meet these parameters will be researched and deposited into the appropriate bank accounts within five business days of receipt.

2.	Mortgage payments made in accordance with the mortgagor’s loan documents shall be posted to the applicable mortgagor records within two business days of receipt.

III.	DISBURSEMENTS

1.	Disbursements made via wire transfer on behalf of a mortgagor or investor shall be made only by authorized personnel.

2.	Amounts remitted to investors per the servicer’s investor reports shall agree with cancelled checks, or other form of payment, or custodial bank statements.

Exhibit I

IV.	INVESTOR ACCOUNTING AND REPORTING

1.	The servicing entity’s investor reports shall agree with, or reconcile to, investors records on a monthly basis as to the total unpaid principle balance and number of loans serviced by the servicing entity.

V.	INSURANCE POLICIES

1.	A fidelity bond and errors and omissions policy shall be in effect on the servicing entity in the amount of coverage represented to investors in management’s assertion.

VI.	MONITORING OF SUBSERVICER COMPLIANCE

1.	Within 120 days of the calendar year end or subservicer’s year end, the subservicer’s management assertions about compliance with minimum servicing standards, which were derived from the Mortgage Banker’s Association of America’s Uniform Single Attestation Program for Mortgage Bankers, and the Independent Accountants’ Report on management’s assertions shall be reviewed, and if material exceptions are found, appropriate corrective action will be taken.

2.	An annual certification from each subservicer stating that the subservicer is in compliance with its subservicing agreement shall be obtained for the previous calendar year.

Annual Statement as to Compliance

For the Year Ended December 31, 2013

United States Department of Education

College and University Facility Loan Trust One

Pursuant to Section 206 of the Servicing Agreement governing the referenced transaction, I hereby attest that:

i.	As an officer signing this certificate I have reviewed the activities and performance of Berkadia Commercial Mortgage as Master Servicer during the preceding fiscal year under the Servicing Agreement and, to the best of such officer’s knowledge, the Servicer has fulfilled all of the duties, responsibilities under this servicing agreement throughout such year.

ii.	I confirm that Berkadia Commercial Mortgage as Master Servicer is in compliance with the requirements of Section 202.

Berkadia Commercial Mortgage

Mark E. McCool
Executive Vice President
February 20, 2014

Inv. 2 Lib. G

Management’s Assertion Concerning Compliance

with Minimum Special Servicing Standards

February 28, 2014

As of and for the year ended December 31, 2013, Berkadia Commercial Mortgage LLC has complied, in all material respects, with the minimum special servicing standards set forth in the Company’s Special Servicing Policy (attached in Exhibit I) which were derived from the Mortgage Banker’s Association of America’s Uniform Single Attestation Program for Mortgage Bankers.

As of December 31, 2013, the Company is covered by insurance policies providing for $100 million of fidelity bond insurance and $100 million of errors and omission insurance.

Mark E. McCool
Executive Vice President
Head of Servicing
Berkadia Commercial Mortgage LLC

Exhibit I

Berkadia Commercial Mortgage LLC

Special Servicing Policy

I.	RECORDKEEPING

Records documenting the status of the loan shall be maintained during the period the loan is assigned to the special servicer. Such records shall describe the entity’s activities in monitoring the current status of the loan and are updated to reflect a change in status to be communicated to the investor.

II.	INSURANCE

A fidelity bond and errors and omission policy shall be in effect on the servicing entity in the amount of coverage represented to investors.

Annual Statement as to Compliance

For the Year Ended December 31, 2013

United States Department of Education

College and University Facility Loan Trust One

Pursuant to Section 206 of the Servicing Agreement governing the referenced transaction, I hereby attest that:

i.	As an officer signing this certificate I have reviewed the activities and performance of Berkadia Commercial Mortgage as Special Servicer during the preceding fiscal year under the Servicing Agreement and, to the best of such officer’s knowledge, the Special Servicer has fulfilled all of the duties, responsibilities under this servicing agreement throughout such year.

ii.	I confirm that Berkadia Commercial Mortgage as Special Servicer is in compliance with the requirements of Section 202.

Berkadia Commercial Mortgage

Mark E. McCool
Executive Vice President
February 20, 2014

Inv. 002 Lib. G

Berkadia Commercial Mortgage

College and University Loan Trust I

Collection Account Activity Report

For the Period of December 01, 2013 through December 31, 2013

Collections:
Principal Payments	22,489.44
Interest Payments	10,175.48

Total Principal and Interest Collections	32,664.92

Payments and Reversals Posted to Suspense	(1,200.00)

Total Collections	31,464.92

Less: Servicing Fees (not withheld from remittances)	(186.55)

Net Collections	31,278.37

Berkadia Commercial Mortgage

College & University Facility Loan Trust I

Service Fees Schedule

For the Period of December 01, 2013 through December 31, 2013

Date Due	Loan Number	Borrower Name	Principal Due	Interest Due	Total Due	Principal Balance	Service Fees

12302013	20002401	BOSTON UNIVER	19,689.44	6,437.48	26,126.92	429,165.59	118.02
12012013	20010801	LONG ISLAND U	—	1,950.00	1,950.00	130,000.00	35.75
12012013	20013001	MONTREAT-ANDE	2,800.00	588.00	3,388.00	39,200.00	10.78
							—
							—
							—
							—
							—
							—
							—
							—

		TOTALS:	22,489.44	8,975.48	31,464.92	598,365.59	164.55

11012013	20013301	MORRIS COLLEG	80,000.00	1,200.00	81,200.00	80,000.00	22.00	paid 12/13/13

							186.55	Service Fees due

SF STILL DUE:

11012013	20001201	ATLANTIC UNIO	4,382.01	1,608.43	5,990.44	107,229.34	29.49	unpaid
11012013	20021301	UNIV OF MONTE	—	1,860.00	1,860.00	124,000.00	34.10	unpaid

Berkadia Commercial Mortgage

College & Trust Facility Loan Trust I

Paid-in-Full Loans

For the Period of December 01, 2013 through December 31, 2013

Loan Number	Payoff Date	Total Amount Paid	Principal Amount	Interest Amount	Other Fees	Maturity Date

none to report

	TOTAL:	—	—	—	—

Berkadia Commercial Mortgage

College and University Loan Trust I

Summary of Partial Prepayments

For the Period of December 01, 2013 through December 31, 2013

Loan Number	Payoff Date	Total Amount Paid	Principal Amount	Interest Amount

none to report

	TOTAL:	—	—	—

Berkadia Commercial Mortgage

College and University Loan Trust I

Trial Balance

As of December 31, 2013

Loan Number	Borrower Name	Interest Rate	Current UPB	Maturity Date

20001401	AZUSA PACIFIC UNIVERSITY-1967#95-403850	3	213,000.00	4012017
20003901	COLLEGE OF CHARLESTON	3	192,000.00	7012016
20012101	MIDDLEBURY COLLEGE	3	300,000.00	4012018
20013301	MORRIS COLLEGE - BONDS 1983	3	80,000.00	11012013
20013502	NEW ENGLAND COLLEGE	3	360,000.00	4012019
20016601	SARAH LAWRENCE COLLEGE	3	470,745.80	11012021
20019201	TEMPLE UNIVERSITY	3.375	13,000.00	11012014
20021301	UNIVERSITY OF MONTEVALLO	3	126,107.40	5012023
20022701	UNIVERSITY OF VERMONT	3	1,002,000.00	10012019
20012901	MONTEREY PENINSULA JR. COLLEGE	3	95,000.00	10012018
20016401	CALIFORNIA STATE UNIVERSITY	3	170,000.00	11012021
20016501	CALIFORNIA STATE UNIVERSITY	3	355,000.00	11012021
20020001	UNIVERSITY OF ALABAMA	3	776,000.00	5012021
20002401	BOSTON UNIVERSITY	3	409,476.20	12312022
20013001	MONTREAT-ANDERSON COLLEGE	3	36,400.00	12012019
20001201	ATLANTIC UNION COLLEGE	3	107,229.30	5012023
20004401	R.I. JR. COLLEGE	3	108,500.00	4012018
20006502	FAIRLEIGH DICKINSON UNIVERSITY	3	45,342.27	11012020
20010801	LONG ISLAND UNIVERSITY	3	130,000.00	6012016
20013501	NEW ENGLAND COLLEGE	3.625	18,999.95	10012013

			5,008,800.92

Berkadia Commercial Mortgage

College & Trust Facility Loan Trust I

Delinquency Report (60+Days)

As of December 31, 2013

Loan Number	Borrower Name	Next Payment Due	P and I Due	Current UPB

20021301	UNIVERSITY OF MONTEVALLO	5/1/2013	3,967.40	126,107.40
20013501	NEW ENGLAND COLLEGE	10/1/2013	18,999.95	18,999.95
20001201	ATLANTIC UNION COLLEGE	11/1/2013	5,990.44	107,229.34

TOTAL			28,957.79	252,336.69

Berkadia Commercial Mortgage

College and University Loan Trust I

Liquidation Report

As of December 31, 2013

None to report for this period

Berkadia Commercial Mortgage

College and University Loan Trust I

Remittance Report for December 2013

Date Received	Date Due	Loan Number	Borrower Name	Principal Due	Interest Due	Total Due	Principal Balance	Principal Paid	Interest Paid	Suspense	Total Paid	Net System Credits	Total Bank Credits	Trust Wires	ACH Debits and Other Wires

20131202	12012013	20010801	LONG ISLAND UNIVERSITY	—	1,950.00	1,950.00	130,000.00	—	1,950.00	—	1,950.00
20131202	12012013	20013001	MONTREAT- ANDERSON COLLEGE	2,800.00	588.00	3,388.00	39,200.00	2,800.00	588.00	—	3,388.00
											—

System Credits 12/2												5,338.00

System Debits 12/2												—

Bank Credit 12/2

Bank Debit 12/2

Bank Debit 12/2 (funds movement adj)

Trustee Wire 12/2

20131213	11012013	20013301	MORRIS COLLEGE - BONDS 1983					—	1,200.00	—	1,200.00
20131213	0	20013301	MORRIS COLLEGE - BONDS 1983					—	—	(1,200.00)	(1,200.00)
20131213	0	20013301	MORRIS COLLEGE - BONDS 1983					—	—	—	—

System Credits 12/13												1,200.00

System Debits 12/13												(1,200.00)

Bank Credit 12/3													10,676.00

Bank Debit 12/3 (service fee)															724.37

Bank Debit 12/3 (funds movement adj)															5,338.00

Trustee Wire 12/3														4,613.63

20131231	12302013	20002401	BOSTON UNIVERSITY	19,689.44	6,437.48	26,126.92	429,165.59	19,689.44	6,437.48	—	26,126.92
											—
											—
											—

System Credits 12/31												26,126.92

System Debits 12/31												—

Bank Credit 12/16													2,400.00

Bank Debit 12/16 (payment reversals)															1,200.00

Bank Debit 12/16 (funds movement adj)															1,200.00

Trustee Wire 12/16

			TOTALS:	22,489.44	8,975.48	31,464.92	598,365.59	22,489.44	10,175.48	(1,200.00)	31,464.92	31,464.92	13,076.00	4,613.63	8,462.37

Loans Due in Current Period and Paid in Prior Period:

			TOTALS:	—	—	—	—

Loans Due in Current Period Not Yet Paid:

			TOTALS:	—	—	—	—

			GRAND TOTAL:	22,489.44	8,975.48	31,464.92	598,365.59

Berkadia Commercial Mortgage

College and University Loan Trust I

Remittance Report Reconciliation

December-13

Total System Credits @ 12/31		31,464.92

Total Bank Credits @ 12/31		13,076.00

	in transit

12/03/13	funds movement adjustment	(5,338.00)
12/16/13	payment reversal	(1,200.00)
12/16/13	funds movement adjustment	(1,200.00)
	funds movement adjustment
	funds movement adjustment

	funds movement adjustment
	funds movement adjustment

	Direct to Lender posting
	Direct to Lender posting
	Direct to Lender posting
	Direct to Lender posting

12/31/13	in transit	26,126.92

Adjusted Bank Credits:		31,464.92

Berkadia Commercial Mortgage

College and University Loan Trust I

Remittance Report Reconciliation

December-13

Total Bank Credits @ 12/31		13,076.00

Total Debits to Trustee @ 12/31		4,613.63

12/03/13	Service Fee	724.37
	Inspection Fees
	Service Fee

12/03/13	funds movement adjustment	5,338.00
12/16/13	payment reversal	1,200.00
12/16/13	funds movement adjustment	1,200.00
	funds movement adjustment
	funds movement adjustment

	funds movement adjustment
	payment reversal

Adjusted Debits to Trustee		13,076.00

Berkadia Commercial Mortgage

College and University Loan Trust I

Collection Account Activity Report

For the Period of January 01, 2014 through January 31, 2014

Collections:
Principal Payments	84,382.01
Interest Payments	4,488.43

Total Principal and Interest Collections	88,870.44

Payments and Reversals Posted to Suspense	1,238.90

Total Collections	90,109.34

Less: Servicing Fees (not withheld from remittances)	(82.29)

Net Collections	90,027.05

Berkadia Commercial Mortgage

College & University Facility Loan Trust I

Service Fees Schedule

For the Period of January 01, 2014 through January 31, 2014

Date Due	Loan Number	Borrower Name	Principal Due	Interest Due	Total Due	Principal Balance	Service Fees

1012014	20003901	COLL. OF CHAR	—	2,880.00	2,880.00	192,000.00	52.80
							—
							—
							—
							—
							—
							—
							—
							—
							—
							—
		TOTALS:	—	2,880.00	2,880.00	192,000.00	52.80

11012013	20001201	ATLANTIC UNIO	4,382.01	1,608.43	5,990.44	107,229.34	29.49
							82.29	Service Fees due

SF STILL DUE:

11012013	20021301	UNIV OF MONTE	—	1,860.00	1,860.00	124,000.00	34.10	unpaid

Berkadia Commercial Mortgage

College & Trust Facility Loan Trust I

Paid-in-Full Loans

For the Period of January 01, 2014 through January 31, 2014

Loan Number	Payoff Date	Total Amount Paid	Principal Amount	Interest Amount	Other Fees	Maturity Date

20013301	1/24/2014	80,000.00	80,000.00	—		11012013

	TOTAL:	80,000.00	80,000.00	—	—

Berkadia Commercial Mortgage

College and University Loan Trust I

Summary of Partial Prepayments

For the Period of January 01, 2014 through January 31, 2014

Loan Number	Payoff Date	Total Amount Paid	Principal Amount	Interest Amount

none to report

	TOTAL:	—	—	—

Berkadia Commercial Mortgage

College and University Loan Trust I

Trial Balance

As of January 31, 2014

Loan Number	Borrower Name	Interest Rate	Current UPB	Maturity Date

20001401	AZUSA PACIFIC UNIVERSITY-1967#95-403850	3	213,000.00	4012017
20003901	COLLEGE OF CHARLESTON	3	192,000.00	7012016
20012101	MIDDLEBURY COLLEGE	3	300,000.00	4012018
20013502	NEW ENGLAND COLLEGE	3	360,000.00	4012019
20016601	SARAH LAWRENCE COLLEGE	3	470,745.79	11012021
20019201	TEMPLE UNIVERSITY	3.375	13,000.00	11012014
20021301	UNIVERSITY OF MONTEVALLO	3	126,107.40	5012023
20022701	UNIVERSITY OF VERMONT	3	1,002,000.00	10012019
20012901	MONTEREY PENINSULA JR. COLLEGE	3	95,000.00	10012018
20016401	CALIFORNIA STATE UNIVERSITY	3	170,000.00	11012021
20016501	CALIFORNIA STATE UNIVERSITY	3	355,000.00	11012021
20020001	UNIVERSITY OF ALABAMA	3	776,000.00	5012021
20002401	BOSTON UNIVERSITY	3	409,476.15	12312022
20013001	MONTREAT-ANDERSON COLLEGE	3	36,400.00	12012019
20001201	ATLANTIC UNION COLLEGE	3	102,847.33	5012023
20004401	R.I. JR. COLLEGE	3	108,500.00	4012018
20006502	FAIRLEIGH DICKINSON UNIVERSITY	3	45,342.27	11012020
20010801	LONG ISLAND UNIVERSITY	3	130,000.00	6012016
20013501	NEW ENGLAND COLLEGE	3.625	18,999.95	10012013

			4,924,418.89

Berkadia Commercial Mortgage

College & Trust Facility Loan Trust I

Delinquency Report (60+Days)

As of January 31, 2014

Loan Number	Borrower Name	Next Payment Due	P and I Due	Current UPB

20021301	UNIVERSITY OF MONTEVALLO	5/1/2013	3,967.40	126,107.40
20013501	NEW ENGLAND COLLEGE	10/1/2013	18,999.95	18,999.95

TOTAL			22,967.35	145,107.35

Berkadia Commercial Mortgage

College and University Loan Trust I

Liquidation Report

As of January 31, 2014

None to report for this period

Berkadia Commercial Mortgage

College and University Loan Trust I

Remittance Report for January 2014

Date Received	Date Due	Loan Number	Borrower Name	Principal Due	Interest Due	Total Due	Principal Balance	Principal Paid	Interest Paid	Suspense	Total Paid	Net System Credits	Total Bank Credits	Trust Wires	ACH Debits and Other Wires
20140102	1012014	20003901	COLLEGE OF CHARLESTON	—	2,880.00	2,880.00	192,000.00	—	2,880.00	—	2,880.00
											—
											—
System Credits 1/2												2,880.00

System Debits 1/2												—

Bank Credit 1/2													52,253.84

Bank Debit 1/2

Bank Debit 1/2 (funds movement adj)															26,126.92

Trustee Wire 1/2														26,126.92

20140113	11012013	20001201	ATLANTIC UNION COLLEGE					4,382.01	1,608.43	—	5,990.44
20140113	0	20001201	ATLANTIC UNION COLLEGE					—	—	1,238.90	1,238.90
											—

System Credits 1/13												7,229.34

System Debits 1/13												—

Bank Credit 1/3													5,760.00

Bank Debit 1/3 (service fee)

Bank Debit 1/3 (funds movement adj)															2,880.00

Trustee Wire 1/3														2,880.00

20140124	11012013	20013301	MORRIS COLLEGE - BONDS 1983					80,000.00	—	—	80,000.00
											—
											—
											—

System Credits 1/24												80,000.00

System Debits 1/24												—

Bank Credit 1/14													13,219.78

Bank Debit 1/14 (service fee)															759.12

Bank Debit 1/14 (funds movement adj)															5,990.44

Trustee Wire 1/14														6,470.22

											—
											—
											—

System Credits 1/27												—

System Debits 1/27												—

Bank Credit 1/27													160,000.00

Bank Debit 1/27

Bank Debit 1/27 (funds movement adj)															80,000.00

Trustee Wire 1/27														80,000.00

			TOTALS:	—	2,880.00	2,880.00	192,000.00	84,382.01	4,488.43	1,238.90	90,109.34	90,109.34	231,233.62	115,477.14	115,756.48

Loans Due in Current Period and Paid in Prior Period:

			TOTALS:	—	—	—	—

Loans Due in Current Period Not Yet Paid:

			TOTALS:	—	—	—	—

			GRAND TOTAL:	—	2,880.00	2,880.00	192,000.00

Berkadia Commercial Mortgage

College and University Loan Trust I

Remittance Report Reconciliation

January-14

Total System Credits @ 1/31		90,109.34

Total Bank Credits @ 1/31		231,233.62

12/31/13	in transit	(26,126.92)

01/02/14	funds movement adjustment	(26,126.92)
01/03/14	funds movement adjustment	(2,880.00)
01/14/14	funds movement adjustment	(5,990.44)
01/27/14	funds movement adjustment	(80,000.00)
	funds movement adjustment

	funds movement adjustment
	funds movement adjustment

	Direct to Lender posting
	Direct to Lender posting
	Direct to Lender posting
	Direct to Lender posting

	in transit

Adjusted Bank Credits:		90,109.34

Berkadia Commercial Mortgage

College and University Loan Trust I

Remittance Report Reconciliation

January-14

Total Bank Credits @ 1/31		231,233.62

Total Debits to Trustee @ 1/31		115,477.14

01/14/14	Service Fee	759.12
	Inspection Fees
	Service Fee

01/02/14	funds movement adjustment	26,126.92
01/03/14	funds movement adjustment	2,880.00
01/14/14	funds movement adjustment	5,990.44
01/27/14	funds movement adjustment	80,000.00
	funds movement adjustment

	funds movement adjustment
	payment reversal

Adjusted Debits to Trustee		231,233.62

Berkadia Commercial Mortgage

College and University Loan Trust I

Collection Account Activity Report

For the Period of February 01, 2014 through February 28, 2014

Collections:
Principal Payments	18,999.95
Interest Payments	—

Total Principal and Interest Collections	18,999.95

Payments and Reversals Posted to Suspense	—

Total Collections	18,999.95

Less: Servicing Fees (not withheld from remittances)	—

Net Collections	18,999.95

Berkadia Commercial Mortgage

College & University Facility Loan Trust I

Service Fees Schedule

For the Period of February 01, 2014 through February 28, 2014

Date Due	Loan Number	Borrower Name	Principal Due	Interest Due	Total Due	Principal Balance	Service Fees

—
no service fees due for this period							—
—
—
—
—
—
—
—
—
—
		TOTALS:	—	—	—	—	—

							—	Service Fees due

SF STILL DUE:

11012013	20021301	UNIV OF MONTE	—	1,860.00	1,860.00	124,000.00	34.10	unpaid

Berkadia Commercial Mortgage

College & Trust Facility Loan Trust I

Paid-in-Full Loans

For the Period of February 01, 2014 through February 28, 2014

Loan Number	Payoff Date	Total Amount Paid	Principal Amount	Interest Amount	Other Fees	Maturity Date

20013501	2/26/2014	18,999.95	18,999.95	—		10012013

	TOTAL:	18,999.95	18,999.95	—	—

Berkadia Commercial Mortgage

College and University Loan Trust I

Summary of Partial Prepayments

For the Period of February 01, 2014 through February 28, 2014

Loan Number	Payoff Date	Total Amount Paid	Principal Amount	Interest Amount

none to report

	TOTAL:	—	—	—

Berkadia Commercial Mortgage

College and University Loan Trust I

Trial Balance

As of February 28, 2014

Loan Number	Borrower Name	Interest Rate	Current UPB	Maturity Date

20001401	AZUSA PACIFIC UNIVERSITY-1967#95-403850	3	213,000.00	4012017
20003901	COLLEGE OF CHARLESTON	3	192,000.00	7012016
20012101	MIDDLEBURY COLLEGE	3	300,000.00	4012018
20013502	NEW ENGLAND COLLEGE	3	360,000.00	4012019
20016601	SARAH LAWRENCE COLLEGE	3	470,745.80	11012021
20019201	TEMPLE UNIVERSITY	3.375	13,000.00	11012014
20021301	UNIVERSITY OF MONTEVALLO	3	126,107.40	5012023
20022701	UNIVERSITY OF VERMONT	3	1,002,000.00	10012019
20012901	MONTEREY PENINSULA JR. COLLEGE	3	95,000.00	10012018
20016401	CALIFORNIA STATE UNIVERSITY	3	170,000.00	11012021
20016501	CALIFORNIA STATE UNIVERSITY	3	355,000.00	11012021
20020001	UNIVERSITY OF ALABAMA	3	776,000.00	5012021
20002401	BOSTON UNIVERSITY	3	409,476.20	12312022
20013001	MONTREAT-ANDERSON COLLEGE	3	36,400.00	12012019
20001201	ATLANTIC UNION COLLEGE	3	102,847.30	5012023
20004401	R.I. JR. COLLEGE	3	108,500.00	4012018
20006502	FAIRLEIGH DICKINSON UNIVERSITY	3	45,342.27	11012020
20010801	LONG ISLAND UNIVERSITY	3	130,000.00	6012016

			4,905,418.97

Berkadia Commercial Mortgage

College & Trust Facility Loan Trust I

Delinquency Report (60+Days)

As of February 28, 2014

Loan Number	Borrower Name	Next Payment Due	P and I Due	Current UPB

20021301	UNIVERSITY OF MONTEVALLO	5/1/2013	3,967.40	126,107.40

TOTAL			3,967.40	126,107.40

Berkadia Commercial Mortgage

College and University Loan Trust I

Liquidation Report

As of February 28, 2014

None to report for this period

Berkadia Commercial Mortgage

College and University Loan Trust I

Remittance Report for February 2014

Date Received	Date Due	Loan Number	Borrower Name	Principal Due	Interest Due	Total Due	Principal Balance	Principal Paid	Interest Paid	Suspense	Total Paid	Net System Credits	Total Bank Credits	Trust Wires	ACH Debits and Other Wires

20140225	0	20013501	NEW ENGLAND COLLEGE					—	—	19,000.00	19,000.00
											—
											—

System Credits 2/25												19,000.00

System Debits 2/25												—

Bank Credit 2/3

Bank Debit 2/3

Bank Debit 2/3 (funds movement adj)

Trustee Wire 2/3

20140226	0	20013501	NEW ENGLAND COLLEGE					—	—	—	—
20140226	0	20013501	NEW ENGLAND COLLEGE					—	—	(18,999.95)	(18,999.95)
20140226	10012013	20013501	NEW ENGLAND COLLEGE					18,999.95	—	—	18,999.95

System Credits 2/26												18,999.95

System Debits 2/26												(18,999.95)

Bank Credit 2/26													19,000.00

Bank Debit 2/26 (service fee)															82.29

Bank Debit 2/26 (funds movement adj)

Trustee Wire 2/26														18,917.71

20140227	0	20013501	NEW ENGLAND COLLEGE					—	—	(0.05)	(0.05)
											—
											—
											—

System Credits 2/27												—

System Debits 2/27												(0.05)

Bank Credit 2/27													37,999.90

Bank Debit 2/27 (payment reversal)															18,999.95

Bank Debit 2/27 (funds movement adj)															18,999.95

Trustee Wire 2/27

											—
											—
											—

System Credits 2/28												—

System Debits 2/28												—

Bank Credit 2/28 (overdraft funding)													0.05

Bank Debit 2/28 (payment reversal)															0.05

Bank Debit 2/28 (funds movement adj)

Trustee Wire 2/28

			TOTALS:	—	—	—	—	18,999.95	—	(0.00)	18,999.95	18,999.95	56,999.95	18,917.71	38,082.24

Loans Due in Current Period and Paid in Prior Period:

			TOTALS:	—	—	—	—

Loans Due in Current Period Not Yet Paid:

			TOTALS:	—	—	—	—

			GRAND TOTAL:	—	—	—	—

Berkadia Commercial Mortgage

College and University Loan Trust I

Remittance Report Reconciliation

February-14

Total System Credits @ 2/28		18,999.95

Total Bank Credits @ 2/28		56,999.95

	in transit

02/27/14	payment reversal	(18,999.95)
02/27/14	funds movement adjustment	(18,999.95)
02/28/14	payment reversal	(0.05)
	funds movement adjustment
	funds movement adjustment

02/28/14	overdraft funding	(0.05)
	funds movement adjustment

	Direct to Lender posting
	Direct to Lender posting
	Direct to Lender posting
	Direct to Lender posting

	in transit

Adjusted Bank Credits:		18,999.95

Berkadia Commercial Mortgage

College and University Loan Trust I

Remittance Report Reconciliation

February-14

Total Bank Credits @ 2/28		56,999.95

Total Debits to Trustee @ 2/28		18,917.71

02/26/14	Service Fee	82.29
	Inspection Fees
	Service Fee

02/27/14	payment reversal	18,999.95
02/27/14	funds movement adjustment	18,999.95
02/28/14	payment reversal	0.05
	funds movement adjustment
	funds movement adjustment

	funds movement adjustment
	payment reversal

Adjusted Debits to Trustee		56,999.95